Operating Leases - Summary of maturities of lease liabilities (Detail) - CNY (¥) ¥ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Leases [Abstract]
2024		¥ 38,489
2025		29,185
2026		21,207
Total minimum lease payments	[1]	88,881
Less: amount representing interest		(4,414)
Present value of minimum lease payments		¥ 84,467	¥ 80,521

[1]	The lease agreement of the Group’s headquarter office is subsidized and paid by a local government authority subject to certain performance targets which the Group met for the past years and believes it will continue to meet for the remaining lease period. RMB81,147 of the lease liabilities included above will be paid by the subsidies. The above lease cost and operating cash flows from operating leases are presented net of the subsidy impact.